Subsequent event	12 Months Ended
Dec. 31, 2021
Subsequent event [Abstract]
Subsequent event
23.	Subsequent event

Data Centre acquisition

On January 20, 2022, the Company announced the acquisition of certain assets, liabilities and contracts constituting a data center business, from TeraGo Inc. The acquisition was closed on January 31, 2022. The purchase price of the acquisition was $30.0 million, subject to working capital adjustments. The purchase was financed through existing cash available on the Company’s consolidated statements of financial position.

The acquisition will be accounted for using the acquisition method of accounting. The assets acquired through this purchase include: intangible assets, plant and equipment, goodwill and net working capital. As the acquisition closed subsequent to December 31, 2021, the audited consolidated financial statements of the Company for the year ended December 31, 2021, do not include the fair value of the net assets acquired and operating results of this acquisition.

At-the-market equity program

On February 11, 2022, the Company entered in to an at-the-market offering agreement with an agent. During the term of the agreement, the Company will sell common shares of the Company with maximum proceeds of $82,563,000 (US$65,000,000). As of March 16, 2022, the Company issued 1,863,310 common shares in exchange for gross proceeds of $14,317,511 (US$11,232,520) at an average share price of approximately $7.68 (US$6.03).